UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                              May 19, 2010
                              ------------

                       NORTHERN EMPIRE ENERGY CORP.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                               Nevada
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            (State or Other Jurisdiction of Incorporation)

               000-52725                       20-4765268
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (403) 456-2333
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers

On May 19, 2010, Northern Empire Energy Corp. ("the Company") received the resignation of F.P. Forrest who served as a member of the Board of Directors of the Company. Mr. Forrest resigned for personal reasons and has no disputes or disagreements with the Company. On May 19, 2010, the Board accepted the resignation of F.P. Forrest as a member of the Board of Directors.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Northern Empire Energy Corp.
                                   ----------------------------
                                            Registrant


                                    /s/ Jeffrey Cocks
                                  ----------------------------------------
                                  By:   Jeffrey Cocks
                                  Its:  President/CFO/Director

Dated: May 19, 2010
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